    Student Loan Finance Corporation
    Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
    Section 21 of the Servicing Agreement (Unaudited)

    Education Loans Incorporated - 1999-1 Indenture
    Student Loan Asset-Backed Notes, Series 1999-1, 2000-1, and 2001-1 Report for the Month Ended June 30, 2002

I.  Noteholder Information

A.  Identification of Notes

    Series      Description                               Cusip #               Due Date
    --------------------------------------------------------------------------------------------
    1999-1A     Senior Auction Rate Notes.................280907AP1.............December 1, 2035
    1999-1B     Senior Auction Rate Notes.................280907AQ9.............December 1, 2035
    1999-1C     Subordinate Auction Rate Notes............280907AR7.............December 1, 2035
    2000-1A     Senior Auction Rate Notes.................280907AS5.............December 1, 2035
    2000-1B     Senior Auction Rate Notes.................280907AT3.............December 1, 2035
    2000-1C     Subordinate Auction Rate Notes............280907AU0.............December 1, 2035
    2001-1A     Senior Auction Rate Notes.................280907AV8.............December 1, 2035
    2001-1B     Senior Auction Rate Notes.................280907AW6.............December 1, 2035
    2001-1C     Subordinate Auction Rate Notes............280907AX4.............December 1, 2035

B.  Notification of Redemption Call of Notes

    Series 1999-1:
      None

    Series 2000-1:
      None

    Series 2001-1:
      None

C.  Principal Outstanding - June, 2002

                            Principal            Principal           Principal             Principal
                         Outstanding,             Borrowed            Payments          Outstanding,
    Series             Start of Month         During Month        During Month          End of Month
    -------------------------------------------------------------------------------------------------
    Series 1999-1:
      1999-1A          $78,000,000.00                $0.00               $0.00        $78,000,000.00
      1999-1B           39,000,000.00                 0.00                0.00         39,000,000.00
      1999-1C            9,300,000.00                 0.00                0.00          9,300,000.00
                   ----------------------------------------------------------------------------------
      Total            126,300,000.00                 0.00                0.00        126,300,000.00
                   ----------------------------------------------------------------------------------
    Series 2000-1:
      2000-1A           54,100,000.00                 0.00                0.00         54,100,000.00
      2000-1B           54,100,000.00                 0.00                0.00         54,100,000.00
      2000-1C           22,000,000.00                 0.00                0.00         22,000,000.00
                   ----------------------------------------------------------------------------------
      Total            130,200,000.00                 0.00                0.00        130,200,000.00
                   ----------------------------------------------------------------------------------
    Series 2001-1:
      2001-1A           79,000,000.00                 0.00                0.00         79,000,000.00
      2001-1B           79,000,000.00                 0.00                0.00         79,000,000.00
      2001-1C           23,800,000.00                 0.00                0.00         23,800,000.00
                   ----------------------------------------------------------------------------------
      Total            181,800,000.00                 0.00                0.00        181,800,000.00
                   ----------------------------------------------------------------------------------
    Totals            $438,300,000.00                $0.00               $0.00       $438,300,000.00
                   ==================================================================================

D.  Accrued Interest Outstanding - June, 2002

                        Accrued Interest            Interest            Interest       Accrued Interest         Interest
                            Outstanding,             Accrued            Payments           Outstanding,       Rate As Of
    Series                Start of Month        During Month        During Month           End of Month     End Of Month
    ---------------------------------------------------------------------------------------------------------------------
    Series 1999-1:
      1999-1A                 $13,000.00         $129,458.33         $121,333.33             $21,125.00         1.95000%
      1999-1B                   6,500.00           65,000.00           60,666.67              10,833.33         2.00000%
      1999-1C                   1,588.75           15,952.08           14,828.33               2,712.50         2.10000%
                   -------------------------------------------------------------------------------------
      Total                    21,088.75          210,410.41          196,828.33              34,670.83
                   -------------------------------------------------------------------------------------
    Series 2000-1:
      2000-1A                  26,914.75           89,054.61           83,734.78              32,234.58         1.95000%
      2000-1B                   5,860.83           88,092.84           82,051.67              11,902.00         1.98000%
      2000-1C                  11,275.00           37,919.45           35,077.78              14,116.67         2.10000%
                   -------------------------------------------------------------------------------------
      Total                    44,050.58          215,066.90          200,864.23              58,253.25
                   -------------------------------------------------------------------------------------
    Series 2001-1:
      2001-1A                 100,944.44          130,569.45          122,888.89             108,625.00         1.98000%
      2001-1B                  70,222.22          130,876.67          122,888.89              78,210.00         1.98000%
      2001-1C                  31,171.39           41,484.72           37,947.78              34,708.33         2.10000%
                   -------------------------------------------------------------------------------------
      Total                   202,338.05          302,930.84          283,725.56             221,543.33
                   -------------------------------------------------------------------------------------
    Totals                   $267,477.38         $728,408.15         $681,418.12            $314,467.41
                   =====================================================================================

E.  Net Loan Rates for Next Interest Period

                           Interest Period
    Series                   Starting Date          Net Loan Rate
    --------------------------------------------------------------
    Series 1999-1:
      1999-1A                    24-Jul-02                  9.57%
      1999-1B                    24-Jul-02                  9.52%
      1999-1C                    24-Jul-02                  9.37%
    Series 2000-1:
      2000-1A                    15-Aug-02                  9.61%
      2000-1B                    25-Jul-02                  9.59%
      2000-1C                    15-Aug-02                  9.34%
    Series 2001-1:
      2001-1A                    01-Aug-02                  9.56%
      2001-1B                    08-Aug-02                  9.59%
      2001-1C                    01-Aug-02                  9.29%

F.  Noteholders' Carry-Over Amounts - June, 2002

                           Carry-Over                                             Carry-Over
                             Amounts,         Additions          Payments           Amounts,
    Series             Start of Month      During Month      During Month       End of Month
    -----------------------------------------------------------------------------------------
    Series 1999-1:
      1999-1A                   $0.00             $0.00             $0.00              $0.00
      1999-1B                    0.00              0.00              0.00               0.00
      1999-1C                    0.00              0.00              0.00               0.00
                   --------------------------------------------------------------------------
      Total                      0.00              0.00              0.00               0.00
                   --------------------------------------------------------------------------
    Series 2000-1:
      2000-1A                    0.00              0.00              0.00               0.00
      2000-1B                    0.00              0.00              0.00               0.00
      2000-1C                    0.00              0.00              0.00               0.00
                   --------------------------------------------------------------------------
      Total                      0.00              0.00              0.00               0.00
                   --------------------------------------------------------------------------
    Series 2001-1:
      2001-1A                    0.00              0.00              0.00               0.00
      2001-1B                    0.00              0.00              0.00               0.00
      2001-1C                    0.00              0.00              0.00               0.00
                   --------------------------------------------------------------------------
      Total                      0.00              0.00              0.00               0.00
                   --------------------------------------------------------------------------
    Totals                      $0.00             $0.00             $0.00              $0.00
                   ==========================================================================

G.  Noteholders' Accrued Interest on Carry-Over Amounts - June, 2002

                              Accrued          Interest          Interest          Accrued
                            Interest,           Accrued          Payments        Interest,
    Series             Start of Month      During Month      During Month     End of Month
    ---------------------------------------------------------------------------------------
    Series 1999-1:
      1999-1A                   $0.00             $0.00             $0.00            $0.00
      1999-1B                    0.00              0.00              0.00             0.00
      1999-1C                    0.00              0.00              0.00             0.00
                   ------------------------------------------------------------------------
      Total                      0.00              0.00              0.00             0.00
                   ------------------------------------------------------------------------
    Series 2000-1:
      2000-1A                    0.00              0.00              0.00             0.00
      2000-1B                    0.00              0.00              0.00             0.00
      2000-1C                    0.00              0.00              0.00             0.00
                   ------------------------------------------------------------------------
      Total                      0.00              0.00              0.00             0.00
                   ------------------------------------------------------------------------
    Series 2001-1:
      2001-1A                    0.00              0.00              0.00             0.00
      2001-1B                    0.00              0.00              0.00             0.00
      2001-1C                    0.00              0.00              0.00             0.00
                   ------------------------------------------------------------------------
      Total                      0.00              0.00              0.00             0.00
                   ------------------------------------------------------------------------
    Totals                      $0.00             $0.00             $0.00            $0.00
                   ========================================================================

II. Fund Information

A.  Reserve Funds - June, 2002

                                                                                   Amount
                                                                --------------------------
    Balance, Start of Month.....................................            $6,574,500.00
    Additions During Month (From Issuance of Notes).............                     0.00
    Less Withdrawals During Month...............................                     0.00
                                                                --------------------------
    Balance, End of Month.......................................            $6,574,500.00
                                                                ==========================

B.  Capitalized Interest Accounts - June, 2002

                                                                                   Amount
                                                                --------------------------
    Balance, Start of Month.....................................                    $0.00
    Additions During Month (From Issuance of Notes).............                     0.00
    Less Withdrawals During Month...............................                     0.00
                                                                --------------------------
    Balance, End of Month.......................................                    $0.00
                                                                ==========================

C.  Acquisition Accounts - June, 2002

                                                                                   Amount
                                                                --------------------------
    Balance, Start of Month.....................................            $3,090,441.94
    Additions During Month:
      Acquisition Funds from Note Issuance......................                     0.00
      Recycling from Surplus Funds..............................             4,842,325.57
    Less Withdrawals for Initial Purchase of Eligible Loans:
      Principal Acquired........................................                     0.00
      Accrued Income............................................                     0.00
      Premiums and Related Acquisition Costs....................                     0.00
    Less Withdrawals for Eligible Loans:
      Principal Acquired........................................            (6,157,678.61)
      Premiums and Related Acquisition Costs....................              (117,278.34)
                                                                --------------------------
    Balance, End of Month.......................................            $1,657,810.56
                                                                ==========================

D.  Alternative Loan Guarantee Accounts - June, 2002

                                                                                   Amount
                                                                --------------------------
    Balance, Start of Month.....................................            $2,377,944.98
    Additions During Month (Initial Purchase of Student Loans)..                     0.00
    Guarantee Fees Received (Refunded) During Month.............               286,258.71
    Interest Received During Month..............................                 3,021.15
    Other Additions During Month................................                12,045.06
    Less Withdrawals During Month for Default Payments..........              (187,939.28)
                                                                --------------------------
    Balance, End of Month.......................................            $2,491,330.62
                                                                ==========================

III.Student Loan Information

A.  Student Loan Principal Outstanding - June, 2002

                                                                                   Amount
                                                                --------------------------
    Balance, Start of Month.....................................          $406,278,695.47
    Initial Purchase of Eligible Loans..........................                     0.00
    Transfers...................................................                (1,699.67)
    Loans Purchased / Originated................................             9,195,079.71
    Capitalized Interest........................................             1,249,756.54
    Less Principal Payments Received............................            (3,809,595.64)
    Less Defaulted Alternative Loans Transferred................              (181,671.54)
    Other Increases (Decreases).................................               (11,528.10)
                                                                --------------------------
    Balance, End of Month.......................................          $412,719,036.77
                                                                ==========================

B.  Composition of Student Loan Portfolio as of June 30, 2002

                                                                                   Amount
                                                                --------------------------
    Aggregate Outstanding Principal Balance.....................          $412,719,036.77
    Number of Borrowers.........................................                   67,055
    Average Outstanding Principal Balance Per Borrower..........                   $6,155
    Number of Loans (Promissory Notes)..........................                  128,308
    Average Outstanding Principal Balance Per Loan..............                   $3,217
    Weighted Average Interest Rate..............................                    5.92%

C.  Distribution of Student Loan Portfolio by Loan Type as of June 30, 2002

                                                                               Outstanding
                                                                                 Principal
    Loan Type                                                                      Balance         Percent
    -------------------------------------------------------------------------------------------------------
    Stafford - Subsidized.......................................           $150,088,556.96           36.4%
    Stafford - Unsubsidized.....................................             97,126,513.28           23.5%
    Stafford - Nonsubsidized....................................                  2,733.18            0.0%
    PLUS........................................................             33,476,089.92            8.1%
    SLS.........................................................                 71,798.72            0.0%
    Consolidation...............................................             34,095,260.44            8.3%
    Alternative.................................................             97,858,084.27           23.7%
                                                                -------------------------------------------
    Total.......................................................           $412,719,036.77          100.0%
                                                                ===========================================

D.  Distribution of Student Loan Portfolio by Interest Rate as of June 30, 2002

                                                                              Outstanding
                                                                                Principal
    Interest Rate                                                                 Balance            Percent
    ---------------------------------------------------------------------------------------------------------
    Less Than 5.00%.............................................           $40,015,539.05               9.7%
    5.00% to 5.49%..............................................           101,347,534.80              24.6%
    5.50% to 5.99%..............................................           146,249,204.15              35.4%
    6.00% to 6.49%..............................................            19,400,004.19               4.7%
    6.50% to 6.99%..............................................            85,824,856.19              20.8%
    7.00% to 7.49%..............................................             2,030,545.36               0.5%
    7.50% to 7.99%..............................................             7,854,915.85               1.9%
    8.00% to 8.49%..............................................             9,295,587.02               2.3%
    8.50% to 8.99%..............................................                     0.00               0.0%
    9.00% to 9.49%..............................................               272,700.38               0.1%
    9.50% or Greater............................................               428,149.78               0.1%
                                                                ---------------------------------------------
    Total.......................................................          $412,719,036.77             100.0%
                                                                =============================================

E. Distribution of Student Loan Portfolio by Borrower Payment Status as of June 30, 2002

                                                                               Outstanding
                                                                                 Principal
    Borrower Payment Status                                                        Balance           Percent
    ---------------------------------------------------------------------------------------------------------
    School......................................................            $89,785,555.81             21.8%
    Grace.......................................................             17,994,473.86              4.4%
    Repayment...................................................            239,994,809.82             58.1%
    Deferment...................................................             50,717,585.02             12.3%
    Forbearance.................................................             14,226,612.26              3.4%
                                                                ---------------------------------------------
    Total.......................................................           $412,719,036.77            100.0%
                                                                =============================================

F. Distribution of Student Loan Portfolio by Delinquency Status as of June 30, 2002

                                                                Percent by Outstanding Balance
                                                        ---------------------------------------------------
                                            Outstanding               Excluding
                                              Principal            School/Grace               All Loans in
    Delinquency Status                          Balance            Status Loans                  Portfolio
    -------------------------------------------------------------------------------------------------------
    31 to 60 Days......................  $10,453,988.14                    3.4%                       2.5%
    61 to 90 Days......................    6,016,821.30                    2.0%                       1.5%
    91 to 120 Days.....................    4,281,702.67                    1.4%                       1.0%
    121 to 180 Days....................    5,144,612.33                    1.7%                       1.2%
    181 to 270 Days....................    6,189,106.37                    2.0%                       1.5%
    Over 270 Days......................      973,879.89                    0.3%                       0.2%
    Claims Filed, Not Yet Paid.........    1,464,821.79                    0.5%                       0.4%
                                       --------------------------------------------------------------------
    Total..............................  $34,524,932.49                   11.3%                       8.4%
                                       ====================================================================

G.  Distribution of Student Loan Portfolio by Guarantee Status as of June 30,
    2002

                                                     Outstanding
                                                       Principal
    Guarantee Status                                     Balance        Percent
    ----------------------------------------------------------------------------
    FFELP Loan Guaranteed 100%............           $840,221.11           0.2%
    FFELP Loan Guaranteed 98%.............        314,020,731.39          76.1%
    Alternative Loans Non-Guaranteed......         97,858,084.27          23.7%
                                          --------------------------------------
    Total.................................       $412,719,036.77         100.0%
                                          ======================================

H.  Distribution of Student Loan Portfolio by Guarantee Agency as of June 30,
    2002

                                                              Outstanding
                                                                Principal
    Guarantee Agency                                              Balance        Percent
    -------------------------------------------------------------------------------------
    Education Assistance Corporation...............       $200,988,101.60          48.7%
    Great Lakes Higher Education Corporation.......         66,941,625.66          16.2%
    California Student Aid Commission..............         16,045,687.78           3.9%
    Student Loans of North Dakota..................          7,699,919.10           1.9%
    Texas GSLC.....................................          4,458,464.62           1.1%
    Pennsylvania Higher Education Assistance
     Agency........................................          6,342,282.89           1.5%
    United Student Aid Funds, Inc..................         11,446,622.01           2.8%
    Other Guarantee Agencies.......................            938,248.84           0.2%
    Alternative Loans Non-Guaranteed...............         97,858,084.27          23.7%
                                                   --------------------------------------
    Total..........................................       $412,719,036.77         100.0%
                                                   ======================================

I.  Fees and Expenses Accrued For / Through  June, 2002

                                                                     For The 6
                                                                  Months Ended
                                            June, 2002           June 30, 2002
                                    -------------------------------------------
    Servicing Fees..................       $361,129.16           $2,114,366.94
    Indenture Trustee Fees..........          9,080.70               54,786.23
    Broker / Dealer Fees............         91,312.48              550,918.67
    Auction Agent Fees..............          7,305.02               44,073.58
    Other Permitted Expenses........              0.00                    0.00
                                    -------------------------------------------
    Total...........................       $468,827.36           $2,764,145.42
                                    ===========================================

J.  Ratio of Assets to Liabilities as of June 30, 2002

                                                              Amount
                                                 --------------------
    Total Indenture Assets.......................    $447,952,165.82
    Total Indenture Liabilities..................     439,033,464.06
                                                 --------------------
    Ratio........................................            102.03%
                                                 ====================

K.  Senior and Subordinate Percentages as of June 30, 2002

                                                                     Amount
                                                        --------------------

    Aggregate Values                                        $447,952,165.82
                                                        ====================
    Senior Notes Outstanding Plus Accrued Interest           383,462,929.97
                                                        ====================
    All Notes Outstanding Plus Accrued Interest              438,614,467.35
                                                        ====================
    Dividend Prerequisites:
      Senior Percentage (Requirement = 112%)                        116.82%
                                                        ====================
      Subordinate Percentage (Requirement = 102%)                   102.13%
                                                        ====================
      Available for Dividend - Excess (Shortage)
       Over Dividend Prerequisites                              $565,409.12
                                                        ====================